Exhibit 23.1


                     CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Arch Petroleum Inc.:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 25, 1997 appearing on page 18 of Arch Petroleum Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


/S/ Price Waterhouse LLP
----------------------------
PRICE WATERHOUSE LLP


Fort Worth, TX
December 10, 1997





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